Exhibit 10.3
PARENT GUARANTY
THIS PARENT GUARANTY (this “Guaranty”) is executed as of April 22, 2024, by VERIS RESIDENTIAL, INC., a Maryland corporation (the “Guarantor”), for the benefit of JPMORGAN CHASE BANK, N.A. (“Administrative Agent”), in its capacity as the administrative agent for the Lenders under the Credit Agreement defined below, for the benefit of itself and such Lenders. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement defined below.
RECITALS
A.    Veris Residential, L.P., a Delaware limited partnership (“Borrower”), Administrative Agent and the Lenders have entered into that certain Revolving Credit and Term Loan Agreement of even date herewith (the “Credit Agreement”), pursuant to which the Lenders have agreed to make available to Borrower Loans and certain other financial accommodations on the terms and conditions set forth in the Credit Agreement;
B.    The Lenders are not willing to make the Loans, or otherwise extend credit, to Borrower unless the Guarantor unconditionally guarantees payment and performance to Administrative Agent, for the benefit of the Lenders, of the Guaranteed Obligations (as defined below); and
C.    The Guarantor is the owner of a direct partnership interest in Borrower, and the Guarantor will directly benefit from the Lenders’ making the Loans and other financial accommodations to Borrower.
AGREEMENT
NOW, THEREFORE, as an inducement to the Lenders to make the Loans and other financial accommodations to Borrower, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the Guarantor agrees as follows:
Section 1. Guaranty of Obligations. The Guarantor hereby absolutely, irrevocably and unconditionally guarantees to Administrative Agent, for the benefit of the Lenders, the payment and performance of the Obligations (the “Guaranteed Obligations”) as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise. The Guarantor hereby absolutely, irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Obligations as a primary obligor, and that the Guarantor shall fully perform each and every term and provision hereof. This Guaranty is a guaranty of payment and not of collection only. Neither Administrative Agent nor any Lender shall be required to exhaust any right or remedy or take any action against Borrower or any other person or entity. The Guarantor agrees that, as between the Guarantor and Administrative Agent and the Lenders, the Guaranteed Obligations may be declared to be due and payable for the purposes of this Guaranty notwithstanding any stay, injunction or other prohibition which may prevent, delay or vitiate any declaration as regards Borrower and that in the event of a declaration or attempted

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declaration, the Guaranteed Obligations shall immediately become due and payable by the Guarantor for the purposes of this Guaranty.
Section 2. Guaranty Absolute. The Guarantor guarantees that the Guaranteed Obligations shall be paid strictly in accordance with the terms of the Loan Documents. The liability of the Guarantor under this Guaranty is absolute, irrevocable and unconditional irrespective of: (a) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any of the terms of any Loan Document, including any increase or decrease in the rate of interest thereon; (b) any release or amendment or waiver of, or consent to departure from, or failure to act by Administrative Agent or the Lenders with respect to, or any impairment of any Lien on, any other guaranty or support document, or any exchange, release or non-perfection of, or failure to act by Administrative Agent or the Lenders with respect to, any collateral, for all or any of the Guaranteed Obligations; (c) any present or future law, regulation or order of any jurisdiction (whether of right or in fact) or of any agency thereof purporting to reduce, amend, restructure or otherwise affect any term of the Guaranteed Obligations or any Loan Document; (d) any change in the corporate or other legal existence, structure, or ownership of Borrower; (e) without being limited by the foregoing, any lack of validity or enforceability of any Loan Document; and (f) any other setoff, recoupment, defense or counterclaim whatsoever (in any case, whether based on contract, tort or any other theory) with respect to the Loan Documents or the transactions contemplated thereby which might constitute a legal or equitable defense available to, or discharge of, Borrower or a guarantor, other than the payment in full of the Guaranteed Obligations (other than indemnities and other contingent obligations not then due and payable and as to which no claim has been made).
Section 3. Guaranty Irrevocable. This Guaranty is a continuing guaranty of the payment of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until this Guaranty is terminated pursuant to Section 17 hereof.
Section 4. Waiver of Certain Rights and Notices. To the fullest extent not prohibited by applicable law, except as specifically provided herein, the Guarantor hereby waives and agrees not to assert or take advantage of (a) any right to require Administrative Agent or any Lender to proceed against or exhaust its recourse against Borrower, any other guarantor or endorser, or any security or collateral held by Administrative Agent (for the benefit of Lenders) at any time or to pursue any other remedy in its power before proceeding against the Guarantor hereunder; (b) the defense of the statute of limitations in any action hereunder; (c) any defense that may arise by reason of (i) the incapacity, lack of authority, death or disability of Borrower, the Guarantor or any other or others, (ii) the revocation or repudiation hereof by the Guarantor or the revocation or repudiation of any of the Loan Documents by Borrower or any other or others, (iii) the failure of Administrative Agent (on behalf of the Lenders) to file or enforce a claim against the estate (either in administration, bankruptcy or any other proceeding) of Borrower or any other or others, (iv) the unenforceability in whole or in part of any Loan Document, (v) Administrative Agent's election (on behalf of the Lenders), in any proceeding instituted under the federal Bankruptcy Code, of the application of Section 1111(b)(2) of the federal Bankruptcy Code, or (vi) any borrowing or grant of a security interest under Section 364 of the federal Bankruptcy

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Code; (d) presentment, demand for payment, protest, notice of discharge, notice of acceptance of this Guaranty, and indulgences and notices of any other kind whatsoever; (e) any defense based upon an election of remedies by Administrative Agent (on behalf of the Lenders) which destroys or otherwise impairs the subrogation rights of the Guarantor or the right of the Guarantor to proceed against Borrower for reimbursement, or both; (f) any defense based upon any taking, modification or release of any collateral or other guarantees, or any failure to perfect, or any impairment of, any Lien on, or the taking of or failure to take any other action with respect to, any collateral securing payment or performance of the Guaranteed Obligations; (g) any right to require marshaling of assets and liabilities, sale in inverse order of alienation, notice of acceptance of this Guaranty and of any obligations to which it applies or may apply; and (h) any rights or defenses based upon an offset by the Guarantor against any obligation now or hereafter owed to the Guarantor by Borrower; provided, however, that this Section 4 shall not constitute a waiver on the part of the Guarantor of any defense of payment. The Guarantor shall remain liable hereunder to the extent set forth herein, notwithstanding any act, omission or thing which might otherwise operate as a legal or equitable discharge of the Guarantor, until the termination of this Guaranty under Section 3.

Section 5. Reinstatement. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Lenders on the insolvency, bankruptcy or reorganization of Borrower or otherwise, all as though the payment had not been made, whether or not Administrative Agent is in possession of the Guaranty.
Section 6. Subrogation. The Guarantor shall not exercise any rights which it may acquire by way of subrogation, by any payment made under this Guaranty or otherwise, until all the Guaranteed Obligations have been paid in full (other than indemnities and other contingent obligations not then due and payable and as to which no claim has been made) and all of the Commitments shall have expired or terminated. If any amount is paid to the Guarantor on account of subrogation rights under this Guaranty at any time when all the Guaranteed Obligations have not been paid in full, the amount shall be held in trust for the benefit of the Lenders and shall be promptly paid to Administrative Agent, for the benefit of the Lenders, to be credited and applied to the Guaranteed Obligations, whether matured or unmatured or absolute or contingent, in accordance with the terms of the Loan Documents. If the Guarantor makes payment to Administrative Agent, for the benefit of the Lenders, of all or any part of the Guaranteed Obligations and all the Guaranteed Obligations are paid in full and all of the Commitments shall have expired or terminated, Administrative Agent shall, at the Guarantor's request and expense, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of the interest in the Guaranteed Obligations resulting from such payment.
Section 7. Subordination. Without limiting Administrative Agent’s rights under any other agreement, any liabilities owed by Borrower to the Guarantor in connection with any extension of credit or financial accommodation by the Guarantor to or for the account of Borrower, including but not limited to interest accruing at the agreed contract rate after the

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commencement of a bankruptcy or similar proceeding, are hereby subordinated to the Guaranteed Obligations, and such liabilities of Borrower to the Guarantor, if Administrative Agent and the Required Lenders so request after the occurrence and during the continuance of any Event of Default, shall be collected, enforced and received by the Guarantor as trustee for the Lenders and shall be paid over to Administrative Agent, for the benefit of the Lenders, on account of the Guaranteed Obligations but without reducing or affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.
Section 8. Certain Taxes.The Guarantor further agrees that all payments to be made hereunder shall be made without setoff or counterclaim and free and clear of, and without deduction for, any taxes, levies, imposts, duties, charges, fees, deductions, withholdings or restrictions or conditions of any nature whatsoever now or hereafter imposed, levied, collected, withheld or assessed by any country or by any political subdivision or taxing authority thereof or therein as provided in Section 2.17 of the Credit Agreement.
Section 9. Representations and Warranties. The Guarantor represents and warrants that:
(a) (i) except where the failure to do so, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, the Guarantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to own or lease its properties and to carry on its business as now conducted and is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, (ii) the execution, delivery and performance of this Guaranty are within the Guarantor’s corporate powers and have been duly authorized by all necessary corporate action, (iii) this Guaranty has been duly executed and delivered by the Guarantor and constitutes a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (iv) the execution, delivery and performance of this Guaranty by the Guarantor (A) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (B) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Guarantor or any order, decree or judgment of any Governmental Authority, except for any violation of any applicable law or regulation or any violation of the charter, by-laws or other organizational documents of the Guarantor that would not reasonably be expected to have a Material Adverse Effect, (C) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Guarantor or its assets, or give rise to a right thereunder to require any payment to be made by the Guarantor, in each case, except for any violation or default that would not reasonably be expected to have a Material Adverse Effect, and (D) will not result in the creation or imposition of any Lien on any asset of the Guarantor (other than Liens arising under the Loan Documents);
(b) in executing and delivering this Guaranty, the Guarantor has (i) without reliance on Administrative Agent or any Lender or any information received from Administrative Agent or

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any Lender and based upon such documents and information it deems appropriate, made an independent investigation of the transactions contemplated hereby and Borrower, Borrower’s business, assets, operations, prospects and condition, financial or otherwise, and any circumstances which may bear upon such transactions, Borrower or the obligations and risks undertaken herein with respect to the Guaranteed Obligations; (ii) adequate means to obtain from each Borrower on a continuing basis information concerning Borrower; (iii) full and complete access to the Loan Documents and any other documents executed in connection with the Loan Documents; and (iv) not relied and will not rely upon any representations or warranties of Administrative Agent or any Lender not embodied herein or any acts heretofore or hereafter taken by Administrative Agent or any Lender (including but not limited to any review by Administrative Agent or any Lender of the affairs of Borrower); and
(c) each representation and warranty in the Credit Agreement relating to the Guarantor is true and correct in all material respects (other than any representation or warranty qualified by “materiality,” which shall be true and correct in all respects).
Section 10. Covenants. The Guarantor will perform and comply with all covenants applicable to the Guarantor, or which Borrower is required to cause the Guarantor to comply with, under the terms of the Credit Agreement or any of the other Loan Documents as if the same were more fully set forth herein.
Section 11. Remedies Generally. The remedies provided in this Guaranty are cumulative and not exclusive of any remedies provided by law.
Section 12. Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, and to the extent permitted under Section 9.08 of the Credit Agreement, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Guarantor against any of and all the obligations of the Guarantor now or hereafter existing under this Guaranty held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Guaranty and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which any such Lender may have.
Section 13. [Reserved].
Section 14. Amendments and Waivers. No amendment or waiver of any provision of this Guaranty, or consent to any departure by the Guarantor therefrom, shall in any event be effective unless it is in writing entered into by the Guarantor and the Administrative Agent (acting with the requisite consent of the Lenders as provided in the Credit Agreement), and then the waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of Administrative Agent to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver or preclude any other or further exercise thereof or the exercise of any other right.

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Section 15. Expenses. The Guarantor shall reimburse Administrative Agent and the Lenders on demand for all out-of-pocket expenses incurred by Administrative Agent and the Lenders in connection with the performance or enforcement of this Guaranty, subject, in each case, to the terms and limitations set forth in Section 9.03 of the Credit Agreement. The obligations of the Guarantor under this Section shall survive the termination of this Guaranty.
Section 16. Assignment. The provisions of this Guaranty shall be binding upon, and shall inure to the benefit of the Guarantor, Administrative Agent, the Lenders and their respective permitted successors and assigns; provided that the Guarantor may not assign or transfer its rights or obligations under this Guaranty without the prior written consent of the Administrative Agent and each Lender (and any attempted such assignment or transfer by the Guarantor without such consent shall be null and void). Without limiting the generality of the foregoing, Administrative Agent and each Lender may assign, sell participations in or otherwise transfer its rights under the Loan Documents to any other person or entity in accordance with the terms of the Credit Agreement, and the other person or entity shall then become vested with all the rights granted to Administrative Agent or such Lender, as applicable, in this Guaranty or otherwise.
Section 17.     Termination.This Guaranty and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and the Guarantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party upon the payment in full of the obligations and other amounts payable under this Guaranty and the Loan Documents (other than indemnities and other contingent obligations not then due and payable and as to which no claim has been made) and the termination of all Commitments.
Section 18. Headings. The headings and captions in this Guaranty are for convenience of reference only, are not part of this Guaranty and shall not affect the construction of, or be taken into consideration in interpreting, this Guaranty.
Section 19. Notices. All notices or other communications hereunder shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy or email, as follows:
(a)    if to the Guarantor, to it at Veris Residential, Inc., Harborside 3, 210 Hudson Street, Suite 400, Jersey City, New Jersey 07311, Attention: Taryn Fielder, Esq., General Counsel, and Amanda Lombard, Chief Financial Officer, with a copy to Blake Hornick, Esq., Seyfarth Shaw LLP, 620 Eighth Avenue, Suite 3200, New York, NY 10018; and
(b)    if to Administrative Agent, to JPMorgan Chase Bank, N.A., JPMorgan Loan Services, 500 Stanton Christiana Road, Ops 2, 3rd Floor Newark, DE 19713, Attention of Loan and Agency Services Group (Fax No. 1 (302) 634-3301).
The Guarantor and Administrative Agent may change its address or telecopy number or email address for notices and other communications hereunder by notice to the other party. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have

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been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement).
Section 20. Governing Law; Jurisdiction; Consent to Service of Process.
(a)    This Guaranty shall be construed in accordance with and governed by the law of the State of New York.
(b)    The Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Southern District of New York sitting in the Borough of Manhattan (or if such court lacks subject matter jurisdiction, the Supreme Court of the State of New York sitting in the Borough of Manhattan), and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty shall affect any right that Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Guaranty against the Guarantor or its properties in the courts of any jurisdiction.
(c)    The Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty in any court referred to in subsection (b) above. Each of the parties hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)    The Guarantor irrevocably consents to service of process in the manner provided for notices herein. Nothing in this Guaranty will affect the right of any party to this Guaranty to serve process in any other manner permitted by law.
Section 21. Severability. Any provision of this Guaranty held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
Section 22. ENTIRETY. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS EXECUTED BY THE GUARANTOR EMBODY THE FINAL, ENTIRE

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AGREEMENT OF THE GUARANTOR, ADMINISTRATIVE AGENT AND THE LENDERS WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS EXECUTED BY THE GUARANTOR ARE INTENDED BY THE GUARANTOR, ADMINISTRATIVE AGENT AND THE LENDERS AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS HEREOF AND THEREOF, AND NO COURSE OF DEALING AMONG THE GUARANTOR, ADMINISTRATIVE AGENT AND THE LENDERS, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY OR ANY OTHER LOAN DOCUMENT EXECUTED BY THE GUARANTOR. THERE ARE NO ORAL AGREEMENTS BETWEEN THE GUARANTOR, ADMINISTRATIVE AGENT AND THE LENDERS.
Section 23. WAIVER OF RIGHT TO TRIAL BY JURY. THE GUARANTOR AND, BY ITS ACCEPTANCE HEREOF, ADMINISTRATIVE AGENT, ON BEHALF OF THE LENDERS, EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). THE GUARANTOR AND, BY ITS ACCEPTANCE HEREOF, ADMINISTRATIVE AGENT, ON BEHALF OF THE LENDERS, EACH (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND SUCH OTHER PARTY HAVE BEEN INDUCED TO EXECUTE OR ACCEPT THIS GUARANTY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
Section 24. Limitation of Liability. To the extent permitted by applicable law, no party hereto shall assert, and each party hereto waives, any claim against any other party hereto on any theory of liability for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Guaranty or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.
Section 25. Electronic Execution. Delivery of an executed counterpart of a signature page of this Guaranty that is an Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Guaranty in accordance with

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Section 9.06(b) of the Credit Agreement. The words “execution,” “signed,” “signature,” and words of like import in this Guaranty shall be deemed to include electronic signatures or the keeping of records in electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable requirement of law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its duly authorized officer as of the date first above written.
VERIS RESIDENTIAL, INC.
By:/s/ Amanda Lombard
Name:    Amanda Lombard
Title:    Chief Financial Officer

[Signature Page – Parent Guaranty]

Accepted and Agreed:
JPMORGAN CHASE BANK, N.A., as
Administrative Agent
By:/s/ Neil Laird Troeger
Name:    Neil Laird Troeger
Title:    Authorized Officer
[Signature Page – Parent Guaranty]